TENDER AGENCY AGREEMENT


           THIS TENDER AGENCY AGREEMENT (the "Agreement" or "this Agreement") is made and entered into as of May 1, 1998, by and between DOLLAR TREE DISTRIBUTION, INC., a Virginia corporation (the "Company"), and AMSOUTH BANK, an Alabama banking corporation, acting as trustee under the Indenture hereinafter described (in such capacity, the "Trustee") and AMSOUTH BANK, acting as tender agent under the Indenture (in such capacity, the "Tender Agent");


                              W I T N E S S E T H:

           WHEREAS, pursuant to the terms of a Trust Indenture dated as of May 1, 1998 (the "Indenture") between Mississippi Business Finance Corporation (the "Issuer"), and the Trustee, the Issuer has issued its Taxable Variable Rate Demand Revenue Bonds (Dollar Tree Distribution, Inc. Project) Series 1998 (the "Bonds") in the principal amount of up to $19,000,000, the proceeds of which will be loaned by the Issuer to the Company pursuant to a Loan Agreement dated as of May 1, 1998 between the Company and the Issuer (the "Loan Agreement"), for the purposes stated therein; and

           WHEREAS, the Company has determined that it is desirable for the registered owners of the Bonds to have the option to tender their Bonds for purchase pursuant to the terms of the Indenture through a tender agent and has agreed to enter into this Agreement for the benefit of the registered owners of the Bonds;

           NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                             RULES OF INTERPRETATION

           Section 1.1 General. Terms used in this Agreement which are not defined herein have the meanings assigned to them in the Indenture and Loan Agreement, unless the context or use indicates another or different meaning or intent. Definitions shall be equally applicable to both the singular and plural forms of any of the words and terms therein or herein defined. The words "herein" and "hereof" and words of similar import, without reference to any particular article, section or subsection, refer to this Agreement as a whole rather than to any particular article, section or subsection hereof. The headings of articles and sections herein are for convenience only and shall not affect the construction hereof.

     Section 1.2 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Mississippi.



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                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

           Section 2.1 Company's Representations and Warranties. The Company confirms its representations and warranties contained in the Loan Agreement and hereby represents and warrants as of the date of execution and delivery of this Agreement that it has full power and authority to execute, deliver and perform this Agreement.

           Section 2.2 Tender Agent's Representations and Warranties. The Tender Agent hereby represents and warrants as of the date of execution and delivery of this Agreement that:

           (a) It is an Alabama banking corporation with full legal right, power and authority to enter into this Agreement and to carry out the transactions contemplated hereby and, by proper corporate action, it has duly authorized the execution, delivery and performance of this Agreement;

           (b) It meets all criteria of Section 1202 of the Indenture with respect to the qualifications of a bank or trust company to act as Tender Agent under the Indenture;

           (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute on its part a material breach of or a default under its charter or bylaws or any statute, indenture, mortgage, deed of trust, lease or other agreement or instrument to which it is a party or by which it or its properties are bound or secured, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Tender Agent or any of its activities or properties; and

           (d) This Agreement has been duly authorized, executed and delivered by the Tender Agent and constitutes the legal, valid and binding obligation of the Tender Agent, enforceable in accordance with its terms.

           Section 2.3 Trustee's Representations and Warranties. The Trustee hereby confirms its representations and warranties contained in the Indenture and represents and warrants as of the date of execution and delivery of this Agreement that it has full power and authority to execute and deliver this Agreement.


                                   ARTICLE III

                           PURCHASE OF TENDERED BONDS

           Section 3.1       Creation of Bond Purchase Fund.

           (a) There is hereby created and established with the Tender Agent a trust fund designated "Mississippi Business Finance Corporation Taxable Variable Rate Demand Revenue Bonds (Dollar Tree Distribution, Inc. Project) Series 1998 Bond Purchase Fund" (the
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                    "Bond Purchase  Fund").  There are also  hereby created  and established two separate accounts in such fund designated as the "Remarketing Account" and the "Bank Account". Neither the Company nor any affiliate of the Company may deposit any funds in the Bond Purchase Fund.

                    For purposes of this Agreement, the term an "affiliate" of the Company shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company, provided that neither the Remarketing Agent nor the Tender Agent shall be deemed to be an affiliate of the Company by virtue of serving in the capacities to be served by them hereunder or under the Remarketing Agreement.

           (b) Any moneys received by the Tender Agent from the Remarketing Agent or other placement agent on behalf of purchasers (other than the Credit Facility Issuer) of the Bonds shall be deposited in the Remarketing Account of the Bond Purchase Fund and paid out in accordance with Section 302 of the Indenture. No funds deposited in the Remarketing Account shall have resulted either directly or indirectly from funds provided by or the sale of Bonds to the Company, the Issuer or an affiliate of the Company.

           (c) Any moneys received by the Tender Agent from the Bank pursuant to draws under the Letter of Credit related to the Bonds (the "Letter of Credit") for the purchase of Bonds shall be deposited in the Bank Account of the Bond Purchase Fund and paid out in accordance with Section 302 of the Indenture.

           Section 3.2 Deposit of Bonds. The Tender Agent shall hold all Bonds delivered to it pursuant to Section 302 of the Indenture in trust for the benefit of the respective registered owners which shall have so delivered such Bonds until such Bonds shall have been delivered by the Tender Agent pursuant to
Section 303 of the Indenture.

           Section 3.3       Remarketing of Bonds.

           (a) No later than the close of business on the Business Day on which it receives an Optional Tender Notice with respect to any Bonds which are Tendered Bonds, the Tender Agent shall notify the Remarketing Agent and the Company in writing if requested or by telephone, telegram, telex or other electronic or wire transmission, specifying the principal amount of such Tendered Bonds, the name of the Registered Owner thereof and the Variable Rate Purchase Date specified in such Optional Tender Notice.

           (b) Not later than 10:30 a.m. on the Variable Rate Purchase Date or the Conversion Date for the Bonds (the "Conversion Date") as the case may be, the Tender Agent shall notify the Trustee by telephone, telegram wire or otherwise of the amount of any drawing under the Letter of Credit necessary to purchase the Tendered Bonds, and the Bank (upon receipt of the documentation required by, and in the form prescribed by, the Letter of Credit prior to 11:00 a.m. on the Variable Rate Purchase Date or the Conversion Date, as the case may
                    be) shall wire or otherwise deliver funds drawn under the Letter of Credit in the appropriate amount to the Trustee to be deposited into the

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                    Bank Account of the Bond Purchase Fund, which funds shall be received by the Tender Agent prior to 2:30 p.m. on the Variable Rate Purchase Date or the Conversion Date, as the case may be.

           Section 3.4 Payment of Purchase Price. The payment by the Tender Agent of the purchase price of Bonds delivered to the Tender Agent pursuant to
Section 202A or 203 of the Indenture shall be made solely from funds made available to the Tender Agent from the proceeds of the remarketing of such Bonds by the Remarketing Agent or pursuant to draws by the Trustee under the Letter of Credit, as provided in the Indenture and the Remarketing Agreement. The Trustee shall cause arrangements satisfactory to the Trustee and the Tender Agent to be made and thereafter continued whereby funds from the sources described in
Section 302 of the Indenture will be made available to the Tender Agent for the timely payment of the purchase price of the Bonds. The Tender Agent shall have no responsibility with respect to the source of any funds provided to it for the purpose of paying the purchase price of the Bonds. The Tender Agent shall have no responsibility to determine the amount representing accrued interest which may be payable in connection with the purchase of Bonds and may rely conclusively on the computation of such accrued interest by the Trustee pursuant to the Indenture. The Tender Agent shall have no obligation to expend its own funds in connection with any such purchase, and shall have no obligation to pay the purchase price in any type of funds other than that received by the Tender Agent for such purpose as aforesaid. The Tender Agent shall notify the Trustee if, at the time designated for the purchase of Bonds, the Tender Agent shall have insufficient moneys for payment of the purchase price thereof. Any payment of purchase price required to be made pursuant to this Agreement shall be made to the Registered Owner of Bonds to whom such purchase price payment is due at the principal office of the Tender Agent upon presentation and surrender of such Bonds.

           Section 3.5       Delivery of Purchased Bonds, etc.

           (a)      The Tender Agent shall:

                    (i) make available any Bonds purchased with moneys from the Remarketing Account of the Bond Purchase Fund as described in Section 302(a) of the Indenture, at the principal office of the Tender Agent, to or upon the order of the purchasers thereof; and

                   (ii) deliver any Bonds purchased with moneys from the Bank Account of the Bond Purchase Fund described in
                             Section 302(a) of the Indenture to or upon the order of the Bank or its designee.

           (b) Bonds delivered as provided in this Section 3.5 shall be registered in the manner directed by the recipient thereof at least twenty-four hours prior to the time of delivery thereof; provided that in the case of any Bonds delivered in accordance with clause (i) of Section 3.5(a) hereof, such Bonds shall be registered in accordance with instructions furnished by the Remarketing Agent or other placement agent to the Tender Agent at least twenty-four hours prior to the time when such Bonds are required to be delivered.

         Section 3.6 Delivery of Proceeds of Sale. The proceeds of the sale of any Bonds delivered or deemed delivered to the Tender Agent or the Trustee pursuant to Section 202A or 203 of the Indenture, to the extent not required to pay the purchase price thereof in accordance with Section 302 of the Indenture, shall be paid as directed by the Company. In the event the Remarketing Agent shall have

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



remarketed any Bonds purchased with funds from the Bank Account of the Bond Purchase Fund and pledged to the Bank ("Pledged Bonds"), upon receipt of such Pledged Bonds the Tender Agent shall deliver such Pledged Bonds to the purchasers thereof, in accordance with the instructions received by the Tender Agent from the Remarketing Agent, and the proceeds of the sale of such Pledged Bonds shall be delivered to the Bank on behalf of the Company as reimbursement under the Reimbursement Agreement.

         Section 3.7 Terms of Indenture Incorporated. Notwithstanding any other provisions contained herein, the Tender Agent shall comply with the provisions of the Indenture insofar as they set forth duties and responsibilities of the Tender Agent, including without limitation Section 302 thereof. All of such provisions are hereby incorporated by this reference. In the event of any conflict between the provisions of this Agreement and the Indenture, the provisions of the Indenture shall control.


                                   ARTICLE IV

                           OBLIGATIONS OF THE COMPANY

         Section 4.1       Compensation.

         (a) The Company shall pay the Tender Agent such fees and charges as shall be agreed upon between them from time to time.

         (b) The Company shall reimburse the Tender Agent for all reasonable out-of-pocket expenses of the Tender Agent including, but not limited to counsel fees, special stationery, checks, postage, wire tender of funds, shipping, insurance, telecommunications and such other expenses associated with the giving of notices and messenger delivery.

         Section 4.2       Indemnification.

          (a) The Company shall, to the fullest extent permitted by law, indemnify and hold the Tender Agent harmless from any and all liability, losses, damages, costs and expenses of any nature (including interest and reasonable counsel fees and disbursements) arising out of or in connection with its duties, or those of its employees or agents arising from their performance under this Agreement and the Indenture, except for liabilities, losses, damages, costs, expenses and fees arising out of the gross negligence or willful misconduct of the Tender Agent or its employees or agents.

         (b) The Tender Agent shall indemnify and hold harmless the Trustee and the Company from negligent acts or acts resulting from willful misconduct of the Tender Agent in the performance or non-performance of the duties of the Tender Agent under this Agreement and the Indenture.



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



                                    ARTICLE V

                                THE TENDER AGENT

         Section 5.1 Tender Agent's Performance; Duty of Care. The Tender Agent consents and agrees to perform and comply with all of the terms and provisions on its part contained in this Agreement and the Indenture. The duties and obligations of the Tender Agent shall be determined solely by the express provisions of this Agreement and the Indenture and no implied covenant or obligation shall be read into this Agreement or the Indenture against the Tender Agent.

         Section 5.2 Waiver of Rights to Certain Funds. Any provision of this Agreement or the Indenture or any statute to the contrary notwithstanding, the Tender Agent hereby waives any rights to, or liens for, its fees, charges and expenses for services hereunder to the Trustee or from funds provided by the Company for the payment to registered owners of the purchase price of Tendered Bonds. The Tender Agent agrees that it will be reimbursed and compensated for its fees, charges and expenses for acting under and pursuant to this Agreement only from payments to be made by the Company pursuant to Section 4.1 hereof.

         Section 5.3 Maintenance of Books and Records. The Tender Agent shall keep such books and records as shall be consistent with prudent industry practice and as required by the Trustee and will make such books and records available for inspection by the Trustee, the Company and the Bank during regular business hours.


                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1 Term of Agreement. This Agreement shall remain in full force and effect until the close of business on the earlier of:

         (a)      such date as all of the Bonds are no longer Outstanding; or

         (b) the Conversion Date, provided, that in each case, the Company and the Tender Agent shall have fulfilled their respective obligations hereunder, whereupon this Agreement shall terminate.

         Section 6.2       Amendments.

         (a) No amendment, modification or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto. Any such amendment, modification or waiver shall be effective only in the specific instance and for the purpose for which given.

         (b) The Company agrees that it will not consent to any amendment of any provision in the Indenture affecting the duties, rights or responsibilities of the Tender Agent without the prior written consent of the Tender Agent.


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



         Section 6.3 Notices, Etc. Unless otherwise specified herein, any notices, requests or other communications given or made hereunder or pursuant hereto shall be made in writing and shall be deemed to have been validly given or made when delivered or received. Any such notice, request or other communication may be given by hand delivery, telex, telecopy, telegraph or mail (registered or certified mail, return receipt requested and postage prepaid) and shall be sent to the following addresses or numbers:

         (a)      If to the Company:

                  Dollar Tree Distribution, Inc.
                  c/o Dollar Tree Stores, Inc.
                  500 Volvo Parkway
                  Chesapeake, Virginia 23320
                  Attention:  Corporate Controller
                  Telephone No.: (757) 321-5018
                  Telecopier No.: (757) 321-5111

                  With a copy to :
                  Hofheimer Nusbaum, P.C.
                  Dominion Tower, Suite 1700
                  999 Waterside Drive
                  Post Office Box 3460
                  Norfolk, Virginia 23514-3460
                  Attention: W.A. Old, Jr.


         (b)      If to the Trustee:

                  AmSouth Bank
                  1901 Sixth Avenue North, Suite 730
                  Birmingham, Alabama 35203
                  Attention:  Corporate Trust Department
                  Telephone No.: (205) 326-5384
                  Telecopier No.: (205) 581-7661

         (c)      If to the Remarketing Agent:

                  First Union National Bank
                  Capital Markets Group
                  One First Union Center
                  301 South College
                  Charlotte, North Carolina  28288
                  Attention:  Hal A. Telimen
                  Telephone No.:  (704) 374-4065
                  Telecopier No.: (704) 388-3694

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



         (d)      If to the Bank:

                  First Union National Bank
                  Two First Union Center
                  Charlotte, North Carolina  28288
                  Attention:  International Operations
                  Telephone No.:  704-374-3091
                  Telecopier No.:  704-383-6984
                  Telex No.:

         (e)      If to the Tender Agent:

                  AmSouth Bank
                  1901 Sixth Avenue North, Suite 730
                  Birmingham, Alabama 35203
                  Attention:  Corporate Trust Department
                  Telephone No.: (205) 326-5384
                  Telecopier No.: (205) 581-7661

         All notices, requests or other communications given to the Company, the Trustee, the Remarketing Agent and the Bank may be given in any manner permitted in the Indenture, the Remarketing Agreement and the Reimbursement Agreement. All oral notices, requests or other oral communications permitted hereunder shall, as soon as practicable thereafter, be confirmed in writing.

         Section 6.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Trustee, the Company and the Tender Agent.

         Section 6.5 Successors and Assigns. The rights, duties and obligations of the Company, the Trustee and the Tender Agent shall inure, without further act, to their respective successors and permitted assigns; provided, however, that the Tender Agent may not assign its obligations hereunder without the prior written consent of the Company and that such successor or permitted assign shall be either a bank or a trust company meeting the criteria set forth in Section 1202 of the Indenture.

         Section 6.6 Time. All references herein to time shall be to Norfolk, Virginia time.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed in its name and behalf by their duly authorized officers as of the date above written.


                                              Dollar Tree Distribution, Inc.

                                              By:  /s/ H. Ray Compton
                                                   ---------------------------
                                              Title: Executive Vice President



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


                                              AmSouth Bank,
                                              as Tender Agent

                                              By:  /s/ Ann M. Harris
                                                   -------------------------
                                              Title:  Vice President


                                              AmSouth Bank,
                                              as Trustee

                                              By:  /s/ Ann M. Harris
                                                   -------------------------
                                              Title:  Vice President
































                   [Signature Page of Tender Agency Agreement]


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